JOINDER TO EACH OF THE
SECURITIES PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

JOINDER to each of the (i) Securities Purchase Agreement, dated as of October 12, 2007 (the “Purchase Agreement”), by and among Organic To Go Food Corporation, a Delaware corporation (the “Company”), and the investors identified on the signature pages thereto attached hereto as Exhibit A and (ii) Registration Rights Agreement, dated as of October 12, 2007 (the “Registration Rights Agreement”), by and among the Company and the investors signatory thereto attached hereto as Exhibit B, is entered into by and between the Company and the undersigned signatories (each an “Additional Investor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, each Additional Investor, severally and not jointly, desires to purchase from the Company certain Shares and the Company desires to sell to each Additional Investor certain Shares and issue certain Warrants in accordance with the terms of the Purchase Agreement (in such amount as is set forth on such Additional Investor’s signature page hereto).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.    Agreement to be Bound.

a.  Each Additional Investor, severally and not jointly, hereby agrees that upon execution of this Joinder, it shall become a party to each of the Purchase Agreement and Registration Rights Agreement, respectively, and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of each of the Purchase Agreement and Registration Rights Agreement, respectively, as though an original party thereto.

b.  The Company hereby agrees that upon execution of this Joinder, each Additional Investor shall have all rights afforded to Investors under the Transaction Documents as though an original party thereto, including, without limitation, the right to have any Shares issued and Warrant Shares issuable to such Additional Investor as a result of its execution of this Joinder deemed Registrable Securities (as defined in the Registration Rights Agreement) and included as “Shares” and “Warrant Shares”, as the case may be, in any Registration Statement.

2.    Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Additional Investor and any of its successors and permitted assigns, so long as they hold any Shares.

3.    Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4.    Notices. For purposes of any notice provision included in the Transaction Documents, all notices, demands or other communications to an Additional Investor shall be directed to the address listed on such Additional Investor’s signature page hereto.

5.    Governing Law. This Joinder shall be governed by and construed in accordance with the domestic law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York.

6.    Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be effective as of October __, 2007.

ORGANIC TO GO FOOD CORPORATION

By:________________________________________
Name: Jason Brown
Title: Chief Executive Officer

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NAME OF ADDITIONAL INVESTOR

_________________________________________

By: ______________________________________
    Name:
    Title:

Investment Amount: $________________________

Tax ID No.:________________________________

ADDRESS FOR NOTICE

c/o:______________________________________

Street:____________________________________

City/State/Zip:______________________________

Attention:_________________________________

Tel:______________________________________

Fax:______________________________________

DELIVERY INSTRUCTIONS
   (if different from above)

c/o:______________________________________

Street:____________________________________

City/State/Zip:______________________________

Attention:_________________________________

Tel:______________________________________

Exhibit A

Exhibit B